Exhibit 10.3

Execution Version

SUBSCRIPTION

AND

BACKSTOP AGREEMENT

This Subscription and Backstop Agreement (this “Agreement”), made as of December 18, 2019 by and among Mosaic Acquisition Corp., a Delaware corporation (the “Company”), Vivint Smart Home, Inc., a Delaware corporation (“Vivint”), and the Subscriber identified on the signature pages hereto (the “Subscriber”), is intended to set forth certain representations, covenants and agreements among the Company, Vivint and the Subscriber:

(i) with respect to the acquisition by the Subscriber of shares of Class A common stock of the Company, par value $0.0001 per share (the “Common Stock”), through the open market and private transactions described in Section 2 hereof; and

(ii) with respect to the private offering of shares of Common Stock (the “Common Offering”) for sale by the Company and the purchase of such shares by the Subscriber, pursuant to Section 3 hereof.

The respective representations, covenants and agreements set forth herein are made in connection with the Company’s proposed business combination with Vivint, pursuant to that certain Agreement and Plan of Merger dated as of September 15, 2019, by and among the Company, Vivint and Maiden Merger Sub, Inc., a Delaware corporation (as amended, the “Merger Agreement”; such business combination, the “Merger”, and the consummation of the Merger in accordance with the terms of the Merger Agreement, the “Merger Closing”).

In consideration of the respective representations, covenants and agreements contained herein, subject to the terms and conditions hereof, and without amending or limiting the Lockup Agreement (as defined below), the Subscriber, the Company and Vivint hereby agree as follows:

1. Transfer and Voting of Common Stock.

(a) The Subscriber covenants and agrees that until the earlier of (i) the Merger Closing and (ii) the date on which the Merger Agreement is terminated in accordance with its terms (the “Termination Date”), it shall not, and shall ensure that its Affiliates do not, Transfer any Common Stock except to Fortress Mosaic Investor LLC. For purposes hereof, “Affiliate” shall mean affiliate as such term is defined in Rule 12b-2 under the Exchange Act (as defined below) and “Transfer” shall mean any direct or indirect transfer, redemption, disposition or monetization in any manner whatsoever, including, without limitation, through redemption election or any derivative transactions. The Subscriber hereby agrees to be bound by that certain Confidentiality and Lockup Agreement, dated September 15, 2019 (the “Lockup Agreement”), among the Company, Fortress Mosaic Sponsor LLC, Fortress Mosaic Investor LLC, Fortress Mosaic Anchor LLC and the other parties from time to time party thereto as a “Stockholder Party” (as defined therein).

(b) The Subscriber covenants and agrees that it shall, and shall cause each of its Affiliates to, (A) vote all the Common Stock, if any, that it or they owned on the record date for the special meeting of stockholders to be held by the Company to approve, among other things, the Merger (the “Special Meeting”) in favor of (x) the Merger, pursuant to a proxy statement/consent solicitation/prospectus filed by the Company with the Securities and Exchange Commission (the “SEC”) in connection with the Special Meeting (the “Proxy Statement”) and (y) each of the other proposals of the Company set forth in the Proxy Statement, and (B) not exercise its or their redemption rights in any Common Stock in connection with the Special Meeting or the Merger.

2. Backstop

Commencing on the date hereof and ending at the close of business on the third Trading Day prior to the Special Meeting (“Backstop Deadline”), the Subscriber intends (and will take actions in furtherance thereof, subject to applicable securities laws (including any applicable safe harbors), including Rule 10b-5, Rule 10b-18 and Regulation M) to purchase up to $50,000,000 in aggregate purchase price of shares of Common Stock of the Company (the “Backstop Purchase”) in the open market (the “Open Market Shares”) or in privately negotiated transactions with third parties, including forward contracts (the “Private Purchase Shares”, and collectively with the Open Market Shares, the “Backstop Shares”), provided that such transactions settle no later than, or are conditioned upon, the Merger Closing. On the date immediately following the Backstop Deadline and promptly at other times requested by the Company from time to time, the Subscriber shall (x) notify the Company in writing of the number of Open Market Shares and Private Purchase Shares so purchased and (y) provide the Company, for all Backstop Shares acquired, all documentary evidence reasonably requested by the Company and its advisors (including without limitation, its legal counsel) and its transfer agent and proxy solicitor to confirm that the Subscriber has purchased, or has contracted to purchase, such shares. For purposes hereof, “Trading Day” shall mean a day during which trading in the Common Stock generally occurs on the New York Stock Exchange (the “NYSE”) or, if the Common Stock is not listed on the NYSE, on the principal other national or regional securities exchange on which the Common Stock is then listed or, if the Common Stock is not listed on a national or regional securities exchange, on the principal other market on which the Common Stock is then listed or admitted for trading.

3. Subscription

(a) Subject to the terms and conditions set forth in this Agreement, in the event that any holder of Common Stock, contemporaneously with or prior to the vote of the Company’s stockholders in the Special Meeting, elects to have such holder’s shares of Common Stock redeemed by the Company, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company, at a purchase price per share equal to the redemption price per share based on the amount of funds in the Trust Account as of the date of the redemption deadline (the “Trust Price”), up to the lesser of (x) $50,000,000 in aggregate purchase price of shares of Common Stock of the Company, less the aggregate purchase price of the Backstop Shares purchased by it pursuant to Section 2 hereof, and (y) the aggregate value (based on the Trust Price) of the number of shares so elected to be redeemed by holders of Common Stock, and the Company agrees to sell such shares to the Subscriber at such per share price (the shares of

Common Stock to be so sold, the “Redemption Shares”), provided that, if the Merger Closing does not occur on or before January 23, 2020 (unless otherwise extended by mutual consent of the parties hereto), then the Subscriber’s obligations to purchase, and the Company’s obligation to issue, shares pursuant to the foregoing sentence are extinguished as of such date. Any such purchase shall be consummated immediately prior to the Merger Closing.

(b) Subject to the terms and conditions set forth in this Agreement, at the election of Vivint (exercisable upon written notice delivered to the Subscriber and the Company not less than two (2) Business Days prior to the Merger Closing), the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company, at a purchase price of $10.00 per share, up to $50,000,000 in aggregate purchase price of shares of Common Stock of the Company, less the aggregate purchase price of (i) the Backstop Shares purchased by it pursuant to Section 2 hereof and (ii) the Redemption Shares purchased by it pursuant to Section 3(a) hereof, and the Company agrees to sell such shares to the Subscriber at such per share price (the shares of Common Stock to be so sold, collectively with the Redemption Shares, the “Subject Shares”), provided that, if the Merger Closing does not occur on or before January 23, 2020 (unless otherwise extended by mutual consent of the parties hereto), then the Subscriber’s obligations to purchase, and the Company’s obligation to issue, shares pursuant to the foregoing sentence are extinguished as of such date. Any such purchase shall be consummated immediately prior to the Merger Closing.

4. Delivery of Subscription Amount; Acceptance of Subscriptions; Delivery. The Subscriber understands and agrees that this subscription is made subject to the following terms and conditions:

(a) Contemporaneously with the execution and delivery of this Agreement, the Subscriber shall execute and deliver the Investor Questionnaire (as defined below) and, in respect of any subscription set forth in Section 3 hereof, the Subscriber shall, no later than one Business Day before the date of the Merger Closing (the “Funding Date”), cause a wire transfer to be made for payment for the Subject Shares in immediately available funds in the amount equal to (i) the Trust Price (in the case of a subscription pursuant to Section 3(a)) or (ii) $10.00 (in the case of a subscription pursuant to Section 3(b)), multiplied, in each case, by the number of Subject Shares to be purchased by such Subscriber pursuant to each respective above subscription (the “Subscription Amount”), in each case in accordance with the Subscription Instructions set forth on Exhibit A hereto. The payments provided for in this Section 4(a) shall be maintained in escrow with Continental Stock Transfer & Trust Company (or other nationally recognized escrow agent with whom in all cases, whether with Continental Stock Transfer & Trust Company or otherwise, the Company shall have an escrow agreement in place for purposes hereof, which such agreement shall be on reasonable and customary terms) pending the Merger Closing.

(b) The consummation of the subscription of the Subscriber for the Subject Shares shall occur (and shall not otherwise occur except) when (i) the Company has confirmed to the Subscriber that the Company’s representations and warranties contained herein are, or shall be, true and correct as of the date of the acceptance of such subscription (which confirmation shall be deemed to have occurred upon the Company’s consummation of such subscription) and (ii) there occurs the subsequent substantially simultaneous Merger Closing. If the consummation of the Subscription does not occur on or prior to the earliest of (x) the Merger Closing or (y) the date on which the Merger Agreement is terminated in accordance with its terms (the “Termination Date”), the Subscriber’s subscription shall automatically be deemed rejected (the “Subscription Rejection”).

(c) The payment of the Subscription Amount (or a portion thereof, as applicable) will be returned promptly (and, in any event, within three (3) Business Days), without interest, to the Subscriber if the applicable subscription is rejected in whole or in part or if the Common Offering is withdrawn or canceled or the Company elects not to consummate the Common Offering.

(d) The representations and warranties of the Company and the Subscriber set forth herein shall be true and correct as of the date that the Company accepts the subscription set forth herein.

5. Expenses. Each party hereto shall pay all of its own expenses in connection with this Agreement and the transactions contemplated hereby.

6. Representations, Warranties, Understandings, Risk Acknowledgments, and Covenants of the Subscriber. The Subscriber hereby represents, warrants and covenants to the Company as follows:

(a) The Subscriber is purchasing the Subject Shares for its own account, not as a nominee or agent, for investment purposes and not with a view towards distribution or resale within the meaning of the Securities Act (absent the registration of the Subject Shares for resale under the Securities Act or a valid exemption from registration). The Subscriber will not sell, assign or transfer such shares or securities at any time in violation of the Securities Act or applicable state securities laws. The Subscriber acknowledges that the Subject Shares cannot be sold unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available.

(b) The Subscriber understands that (A) the Subject Shares (1) have not been registered under the Securities Act or any state securities laws, (2) have been offered and will be sold in reliance upon an exemption from the registration and prospectus delivery requirements of the Securities Act, (3) will be issued in reliance upon exemptions from the registration and prospectus delivery requirements of state securities laws which relate to private offerings and (4) must be held indefinitely because of the fact that the Subject Shares have not been registered under the Securities Act or applicable state securities laws, and (B) the Subscriber must therefore bear the economic risk of its investment hereunder indefinitely unless a subsequent disposition thereof is registered under the Securities Act and applicable state securities laws or is exempt therefrom. The Subscriber further understands that such exemptions depend upon, among other things, the bona fide nature of the investment intent of the Subscriber expressed herein. Pursuant to the foregoing, the Subscriber acknowledges that until such time as the resale of the Subject Shares have been registered under the Securities Act or otherwise may be sold pursuant to an exemption from registration, the certificates representing any Subject Shares acquired by the Subscriber shall bear a restrictive legend substantially as follows (and a stop-transfer order may be placed against transfer of the certificates evidencing such Subject Shares):

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS.

THE SALE, PLEDGE, HYPOTHECATION, OR TRANSFER OF THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN SUBSCRIPTION AGREEMENT BY AND AMONG THE HOLDER AND THE OTHER PARTIES THERETO. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY.

(c) The Subscriber has knowledge, skill and experience in financial, business and investment matters relating to an investment of this type and is capable of evaluating the merits and risks of such investment and protecting the Subscriber’s interest in connection with the acquisition of the Subject Shares and Backstop Shares (together, the “Securities”). The Subscriber understands that the acquisition of the Securities is a speculative investment and involves substantial risks and that the Subscriber could lose its entire investment. Further, the undersigned has (i) carefully read and considered the risks identified in the Disclosure Documents (as defined below) and (ii) carefully considered the risks related to the Merger, the Company and Vivint and has taken full cognizance of and understands all of the risks related to the Company, Vivint, the Merger, the Securities and the transactions contemplated hereby, including, without limitation, the purchase of the Securities. Acknowledging the very significant tax impact analysis and other analyses that is warranted in determining the consequences to it of purchasing and owning the Securities, to the extent deemed necessary by the Subscriber, the Subscriber has had the opportunity to retain, at its own expense, and relied upon, appropriate professional advice regarding the investment, tax and legal merits and consequences of the foregoing, including, without limitation, purchasing and owning the Securities. The Subscriber has the ability to bear the economic risks of the Subscriber’s investment in the Company, including a complete loss of the investment, and the Subscriber has no need for liquidity in such investment.

(d) The Subscriber has been furnished by the Company all information (or provided access to all information it reasonably requested) regarding the business and financial condition of the Company and Vivint, the Company’s expected plans for future business activities, and the merits and risks of an investment in the Securities which the Subscriber has reasonably requested or otherwise needs to evaluate the investment in the Securities.

(e) The Subscriber is in receipt of and has carefully read and understands the following items (collectively, the “Disclosure Documents”):

(i) the final prospectus of the Company in connection with its IPO, dated October 18, 2017, as filed with the SEC (the “Final Prospectus”);

(ii) each filing made by the Company with the SEC following the filing of the Final Prospectus;

(iii) the Merger Agreement (including any amendment thereto), a copy of which has been filed by the Company with the SEC; and (iv) the Proxy Statement (including any supplement thereto) and the amendments to the Certificate of Incorporation of the Company proposed to be voted on pursuant thereto, a copy of which has been filed by the Company with the SEC.

The Subscriber understands the significant extent to which certain of the disclosures contained in items (i) and (ii) above shall no longer apply following the Closing in accordance with the Merger Agreement.

The Subscriber acknowledges that neither the Company nor any of its Affiliates has made or makes any representation or warranty to the Subscriber in respect of the Company or Vivint, the Merger, the Company upon, or relating to, the Merger, other than in the case of the Company, the representations and warranties contained in this Agreement or any other agreement between the Company and the Subscriber.

(f) In making its investment decision to purchase the Securities, the Subscriber is relying solely on investigations made by the Subscriber and the Subscriber’s representatives. The offer to sell or assign the Securities was communicated to the Subscriber in such a manner that the Subscriber was able to ask questions of and receive answers from the management of the Company concerning the terms and conditions of the proposed transaction and that at no time was the Subscriber presented with or solicited by or through any advertisement, article, leaflet, public promotional meeting, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting or any other form of general or public advertising or solicitation.

(g) The Subscriber acknowledges that it has been advised that:

(i) The Securities have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of any representations by the Company. Any representation to the contrary is a criminal offense.

(ii) In making an investment decision, the Subscriber must rely on its own examination of the Company, the Merger, Vivint, the Securities and the Common Offering, including the merits and risks involved. The Securities have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of any representation. Any representation to the contrary is a criminal offense.

(iii) The Securities will be “restricted securities” within the meaning of Rule 144 under the Securities Act, are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state securities laws, pursuant to registration or exemption therefrom. The Subscriber is aware of the provisions of Rule 144 are not currently available and, in the future, may not become available for resale of any of the Subject Shares and that the Company is an issuer subject to Rule 144(i) under the Securities Act. The Subscriber is aware that it may be required to bear the financial risks of this investment for an indefinite period of time.

(h) The Subscriber agrees to furnish the Company with such other information as the Company may reasonably request in order to verify the accuracy of the information contained herein and agrees to notify the Company immediately of any material change in the information provided herein that occurs prior to the acceptance of this Agreement by the Company.

(i) The Subscriber further represents and warrants that it is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, or an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act, and such Subscriber has executed the Investor Questionnaire attached hereto as Exhibit B (the “Investor Questionnaire”) and shall provide to the Company an updated Investor Questionnaire for any change in circumstances at any time on or prior to the Merger Closing.

(j) As of the date of this Agreement, the Subscriber and its Affiliates do not have, and during the 30 day period prior to the date of this Agreement, the Subscriber and its Affiliates have not, in a seller, transferor or other similar capacity, entered into, any “put equivalent position” as such term is defined in Rule 16a-1 of under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or short sale positions with respect to the securities of the Company. In addition, the Subscriber shall comply with all applicable provisions of Regulation M promulgated under the Securities Act.

(k) (i) The Subscriber has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of the Subscriber in connection with the purchase of the Securities, (b) to delegate authority pursuant to power of attorney and (c) to purchase and hold such Securities; (ii) the signature of the party signing on behalf of the Subscriber is binding upon the Subscriber; and (iii) the Subscriber has not been formed for the specific purpose of acquiring such Securities unless each beneficial owner of such entity is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act, or is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act and has submitted information substantiating such individual qualification.

(l) This Agreement has been duly authorized, executed and delivered by the Subscriber and constitutes a legal, valid and binding obligation of the Subscriber enforceable against the Subscriber in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally; (ii) equitable limitations on the availability of specific remedies; (iii) principles of equity (regardless of whether such enforcement is considered in a proceeding in law or in equity); and (iv) to the extent rights to indemnification and contribution may be limited by federal securities laws or the public policy underlying such laws.

(m) The Subscriber understands and confirms that the Company will rely on the representations and covenants contained herein in effecting the transactions contemplated by this Agreement and the other Transaction Documents (as defined herein). All representations and warranties provided to the Company furnished by or on behalf of the Subscriber, taken as a whole, are true and correct and do not contain any untrue statement of material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

(n) Neither the Subscriber nor, to the extent it has them, any of its shareholders, members, managers, general or limited partners, directors, Affiliates or executive officers (collectively with such Subscriber, the “Subscriber Covered Persons”), are subject to any of the “Bad Actor” disqualifications described in Rule 506(d) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3).

(o) The Subscriber has exercised reasonable care to determine whether any Subscriber Covered Person is subject to a Disqualification Event.

(p) The purchase of Securities by the Subscriber will not subject the Company to any Disqualification Event.

(q) Waiver Against Trust. The Subscriber acknowledges that the Company is a blank check company with the powers and privileges necessary or convenient to the conduct, promotion or attainment of the business or purposes of the Company, including, but not limited to, effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses. The Subscriber hereby acknowledges that the Company established the trust account at J.P. Morgan Chase Bank, N.A. (the “Trust Account”), maintained by Continental Stock Transfer & Trust Company, a New York corporation, acting as trustee, pursuant to the Investment Management Trust Agreement, dated October 18, 2017, by and between the Company and the trustee, for the benefit of its public shareholders upon the closing of its initial public offering. For and in consideration of the Company entering into this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Subscriber hereby irrevocably waives any and all right, title and interest, or any claim of any kind it has or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Agreement.

7. Representations and Warranties of the Company. The Company represents and warrants to each of the Subscribers as follows:

(a) Subject to obtaining all required approvals necessary in connection with the performance of the Merger Agreement (including the approval of the Company’s stockholders for the Merger Agreement and the related transactions) and any required approvals pursuant to the applicable rules of the NYSE (together, the “Required Approvals”), the Company has all requisite corporate power and authority to enter into and perform this Agreement and the Merger Agreement (collectively, the “Transaction Documents”), and to perform its obligations under this Agreement and the other Transaction Document. Subject to obtaining the Required Approvals, the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite corporate action, and no other proceedings on the Company’s part are necessary to authorize the execution, delivery or performance of this Agreement and the other Transaction Documents. This Agreement and each of the other Transaction Documents have been duly executed and delivered by the Company, and, assuming that this Agreement constitute a valid and binding obligation of the Subscriber, this Agreement and each of the other Transaction Documents will constitute upon execution and delivery by the Company, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by: (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws in effect that limit creditors’ rights generally; (ii) equitable limitations on the availability of specific remedies; (iii) principles of equity (regardless of whether such enforcement is considered in a proceeding in law or in equity); and (iv) to the extent rights to indemnification and contribution may be limited by federal securities laws or the public policy underlying such laws.

(b) Subject to obtaining the Required Approvals, the execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of any provision of the Company’s certificate of incorporation and bylaws, as currently in effect, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, to which the Company is a party, or (iii) result in a violation of any law applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations in clauses (ii) or (iii) of this Section 7(b) as have not had or would not reasonably be expect to have, individually or in the aggregate, a material adverse effect on the business, properties, condition or prospects (financial or otherwise) or results of operations of the Company (“Material Adverse Effect”)).

(c) Except as required by the Exchange Act, the rules of the NYSE, and the terms of the Merger Agreement, the Company is not required to submit any notice, report or other filing with any Governmental Authority in connection with the execution, delivery or performance by it of the Transaction Documents or the consummation of the transactions contemplated by the Transaction Documents and no consent, approval or authorization of any Governmental Authority or any other Person is required to be obtained by the Company in connection with its execution, delivery and performance of this Agreement and each of the other Transaction Documents or the consummation of the transactions contemplated hereby and thereby, (other than such consents, approvals or authorizations, the failure of which to obtain, have not had and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect).

(d) The Company understands and confirms that the Subscriber will rely on the representations and covenants contained herein in effecting the transactions contemplated by this Agreement.

8. Understandings. The Subscriber understands, acknowledges and agrees with the Company as follows:

(a) The Subscriber hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Subscriber, that, except as required by law, the Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of the Subscriber hereunder, and that this Agreement and such other agreements shall survive the death, disability, liquidation or dissolution of the Subscriber and shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns.

(b) No federal or state agency has made any finding or determination as to the accuracy or adequacy of the Disclosure Documents or as to the suitability of this offering for investment nor any recommendation or endorsement of the Securities.

(c) The offering is intended to be exempt from registration under the Securities Act, which is dependent upon the truth, completeness and accuracy of the statements made by the Subscriber herein.

(d) There is only a limited public market for the Common Stock. There can be no assurance that the Subscriber will be able to sell or dispose of the Securities.

(e) In the event that the Merger is not completed by January 23, 2020, the Company will be required to liquidate and to cease its activities.

(f) The representations and warranties of the Subscriber contained in this Agreement and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date hereof and the date of the consummation of each offering of the Subject Shares as if made on and as of such date and such representation and warranties and all agreements of the Subscriber contained herein and in any other writing delivered in connection with the transactions contemplated hereby.

9. Survival. All representations, warranties and covenants contained in this Agreement shall survive until the earlier of the (A) Merger Closing or (B) Termination Date. The Subscriber acknowledges the meaning and legal consequences of the representations, warranties and covenants contained herein and that the Company has relied upon such representations, warranties and covenants in determining the Subscriber’s qualification and suitability to purchase or acquire the Securities.

10. Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if and when delivered personally or two Business Days after being sent by registered or certified mail, return receipt requested, postage prepaid or one Business Day after it is delivered by a commercial overnight carrier or upon confirmation if delivered by facsimile or email:

(a)	if to the Company (prior to the Merger Closing), to the following address:

375 Park Avenue

New York, NY 10162

Attn: David M. Maura

E-mail: dmaura@mosaicac.com

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10023

Attn: Ross A. Fieldston

Jeffrey D. Marell

E-mail: rfieldston@paulweiss.com

 jmarell@pauweiss.com

(b)	if to the Company (following the Merger Closing), to the following address:

Vivint Smart Home, Inc.

4931 North 300 West

Provo, UT 84604

Attention: Todd Pederson

Alex Dunn

Shawn J. Lindquist

E-mail: tpedersen@vivint.com

adunn@vivint.com

slindquist@vivint.com

with a copy to:

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attn: Wilson S. Neely

Elizabeth A. Cooper

E-mail: wneely@stblaw.com

ecooper@stblaw.com

(c)	if to the Subscriber, to the address of the Subscriber set forth on the signature pages hereof;

(d)	or at such other address as any party shall have specified by notice in writing to the other parties.

11. Notification of Changes. The Subscriber agrees and covenants to notify the Company immediately upon the occurrence of any event prior to the Merger Closing that would cause any representation, warranty, covenant or other statement contained in this Agreement to be false or incorrect or of any change in any statement made herein occurring prior to the Merger Closing.

12. Obligations Irrevocable. Subject to the terms and conditions contained herein, unless this Agreement is terminated in accordance with its terms, the obligations of the Subscriber to make its subscription provided for hereunder shall be irrevocable, except with the consent of both the Company and Vivint, until the Subscription Rejection.

13. Assignability; Amendments; Waiver. The Company may not assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written consent of the Subscriber and Vivint. The Subscriber may assign this Agreement and any of its rights, interests or obligations hereunder (including the Subscriber’s rights to purchase the Subject Shares) to Fortress Mosaic Investor LLC; provided, however, that any such assignment shall not relieve the Subscriber of its obligations under this Agreement in the event that such assignee of the Subscriber fails to perform its obligations hereunder and that, without the prior written consent of the Company and Vivint, such assignee shall not be permitted to further assign any such rights, interests or obligations assigned to it. This Agreement may not be amended, modified or terminated except by an instrument in writing signed by the Company, Vivint and the Subscriber. This Agreement may not be waived except by an instrument in writing signed by the party against whom enforcement of waiver is sought.

14. Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, successors and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns. This Agreement does not confer any rights or remedies upon any person or entity other than the parties hereto and their heirs, successors and permitted assigns; provided, however, that notwithstanding anything to the contrary herein, the Company, Vivint and the Subscriber acknowledges that money damages would not be an adequate remedy at law if any party fails to perform in any material respect any of its obligations hereunder and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to seek an injunction or similar equitable relief restraining such party from committing or continuing any such breach or threatened breach or to seek to compel specific performance of the obligations of any other party under this Agreement, without the posting of any bond, in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

15. Agreement. This Agreement constitutes the entire agreement of the Subscriber, Vivint and the Company relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

16. Governing Law; Jurisdiction; WAIVER OF JURY TRIAL. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the principles of conflicts of law thereof that would require the application of the laws of any jurisdiction other than Delaware. Each party hereto hereby, and any person asserting rights as a third party beneficiary hereunder may do so only if he, she or it, irrevocably agrees that any claims shall be brought only to the exclusive jurisdiction of the courts of the State of Delaware located in New Castle County or, if such courts decline to exercise jurisdiction, any federal or state court located in New York County, New York, and each party hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding that is brought in any such court has been brought in an inconvenient forum. During the period a claim that is filed in accordance with this Section 16 is pending before a court, all actions, suits or proceedings with respect to such claim or any other claim, including any counterclaim, cross-claim or interpleader, shall be subject to the exclusive jurisdiction of such court. Each party and any person asserting rights as a third party beneficiary may do so only if he, she or it hereby waives, and shall not assert as a defense in any claim, that (a) such party is not personally subject to the jurisdiction of the above named courts for any reason, (b) such action, suit or proceeding may not be brought or is not maintainable in such court, (c) such party’s property is exempt or immune from execution, (d) such action, suit or proceeding is brought in an inconvenient forum, or (e) the venue of such action, suit or proceeding is improper. A final judgment in any action, suit or proceeding described in this Section 16 following the expiration of any period permitted for appeal and subject to any stay during appeal shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. EACH PARTY HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

17. Severability. If any provision of this Agreement or the application thereof to any person or any circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

18. Construction. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof. The rule of construction that an agreement shall be construed strictly against the drafter shall not apply to this Agreement.

19. Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

20. Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. A facsimile or other electronic transmission of this signed Agreement shall be legal and binding on all parties hereto.

21. Interpretation. The headings, titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement. In this Agreement, unless the context otherwise requires: (i) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa; (ii) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (iii) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular section or other subdivision of this Agreement; and (iv) the term “Dollars” or “$” means United States dollars. The parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

22. Counsel. The Subscriber hereby acknowledges that the Company and its counsel represent the interests of the Company and not those of the Subscriber in any agreement (including this Agreement) to which the Company is a party.

[Signature Page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written above.

MOSAIC ACQUISITION CORP.

By:	/s/ David M. Maura
Name: David M. Maura
Title: Chairman, President and Chief Executive Officer

VIVINT SMART HOME, INC.

By:	/s/ Shawn J. Lindquist
Name: Shawn J. Lindquist
Title: Chief Legal Officer

Accepted and agreed:

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

By: Drawbridge Special Opportunities GP LLC, its General Partner

By:	/s/ Scott Silvers
Name: Scott Silvers
Title: Authorized Signatory

Address of Subscriber:

c/o Fortress Investment Group LLC

1345 Avenue of the Americas, 46th Fl.

New York, NY 10105

Attention: General Counsel – Credit Funds

Email: gc.credit@fortress.com

Exhibit A

Subscription Instructions

The funds to be paid to the Company pursuant to Section 3 hereof shall be transmitted in federal funds by wire transfer to Continental Stock Transfer and Trust Company in accordance with the wire transfer instructions to be provided to the Subscriber and will be maintained in escrow in accordance with Section 4(a) hereof.

Exhibit B

Investor Questionnaire

INVESTOR QUESTIONNAIRE

MOSAIC ACQUISITION CORP.

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED SUBSCRIPTION AGREEMENT IN CONNECTION WITH YOUR PROSPECTIVE PURCHASE OF SHARES FROM MOSAIC ACQUISITION CORP. (THE “COMPANY”).

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY AND ITS CONTROLLING PERSONS.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Backstop and Subscription Agreement among the Company, Vivint Smart Home, Inc. and the subscriber signatory thereto (the “Agreement”).

(1) The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. The undersigned agrees to furnish any additional information which the Company reasonably deems necessary in order to verify the answers set forth below.

Category A	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse, presently exceeds $1,000,000.

Explanation. In calculating net worth, you include all of your assets (other than your primary residence), whether liquid or illiquid, such as cash, stock, securities, personal property and real estate based on the fair market value of such property MINUS all debts and liabilities (except that a mortgage or other debt secured by your primary residence, up to the estimated fair market value of the primary residence at the time of the purchase of the Shares, shall not be included as a liability, provided that if the amount of such indebtedness outstanding at the time of the purchase of the Shares exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability. Further, the amount of any mortgage or other indebtedness secured by your primary residence that exceeds the fair market value of the residence at the time of the purchase of the Shares shall be included as a liability.

Category B	The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching and the same income level in the current year.

Category C	The undersigned is a director or executive officer of the Company which is issuing and selling the Shares.

Category D

The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

Category E	The undersigned is a private business development company as defined in Section 202(a) (22) of the Investment Advisors Act of 1940 (describe entity)

Category F ✓

The undersigned is either a corporation, partnership, Massachusetts or similar business trust, or any organization described in Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Shares and with total assets in excess of $5,000,000. (describe entity)

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Category G

The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category H

The undersigned is an entity (other than a trust) in which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, each equity owner must complete a separate copy of this Investor Questionnaire. (describe entity)

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the applicable closing in the event that the representations and warranties in this Investor Questionnaire shall cease to be true, accurate and complete.

(2)	Suitability (please answer each question)

(a) Are you familiar with the risk aspects and the non-liquidity of investments such as the Shares for which you seek to purchase? YES ✓ NO

(b) Do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment? YES ✓ NO

(3)	Manner in which title is to be held: (circle one)

(a) Individual Ownership

(b) Community Property

(c) Joint Tenant with Right of Survivorship (both parties must sign)

(d) Partnership

(e) Tenants in Common

(f) Company

(g) Trust

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(4)	FINRA Affiliation.

Are you affiliated or associated with a member of FINRA (please check one):

YES          NO

If Yes, please describe:

*	If subscriber is a Registered Representative with a member of FINRA, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA firm acknowledges receipt of the notice required by the Conduct Rules of FINRA.

Name of NASD Member Firm

By:
Authorized Officer

Date:

[Remainder of page intentionally left blank]

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The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Investor Questionnaire and such answers have been provided under the assumption that the Company will rely on them.

Date: December 18, 2019

DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LP

By: Drawbridge Special Opportunities GP LLC, its General Partner

By:	/s/ Scott Silver
Name: Scott Silver
Title: Authorized Signatory

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